UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 6, 2005

(Date of earliest event reported)

BIOPURE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15167	04-2836871

(State or other Jurisdiction of	(Commission File No.)	(IRS Employer
Incorporation)		Identification No.)

11 Hurley Street, Cambridge, Massachusetts 02141
(Address of principal executive offices, including zip code)

(617) 234-6500

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EX-99.1 TEXT OF COMMENTS MADE BY CEO ON APRIL 6, 2005

Item 7.01. Regulation FD Disclosure

The purpose of this report is to furnish the text of the prepared comments to be delivered by Biopure Corporation’s chief executive officer at the annual meeting of stockholders on April 6, 2005. The text of the comments is attached as Exhibit 99.1 to this current report on Form 8-K and is also available at www.biopure.com.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits

          99.1 Text of comments made by CEO on April 6, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BIOPURE CORPORATION
Date: April 6, 2005	By:	/s/ Francis H. Murphy
Francis H. Murphy
Chief Financial Officer